REAVES UTILITY INCOME FUND

STATEMENT OF INVESTMENTS

July 31, 2019 (Unaudited)

	SHARES	VALUE
COMMON STOCKS 123.06%
Airlines 2.07%
Delta Air Lines, Inc.(1)	580,000	$35,403,200

Diversified Telecommunication Services 16.30%
AT&T, Inc.	613,234	20,880,618
BCE, Inc.(1)	1,900,000	85,709,000
TELUS Corp.	1,880,000	67,575,951
Verizon Communications, Inc.(1)	1,890,000	104,460,300
		278,625,869

Electric Utilities 23.15%
Edison International(1)	824,000	61,420,960
Eversource Energy(1)	555,000	42,102,300
FirstEnergy Corp.	500,000	21,985,000
Fortis, Inc.(1)	1,400,000	55,186,914
NextEra Energy, Inc.(1)	454,000	94,055,180
Pinnacle West Capital Corp.(1)	350,000	31,927,000
PPL Corp.(1)	960,000	28,444,800
The Southern Co.	1,080,000	60,696,000
		395,818,154

Gas Utilities 1.96%
Atmos Energy Corp.	161,500	17,609,960
South Jersey Industries, Inc.	361,000	12,292,050
Southwest Gas Corp.	40,000	3,556,400
		33,458,410

Independent Power and Renewable Electricity Producers 2.96%
NextEra Energy Partners LP(1)	1,040,000	50,585,600

Interactive Media & Services 0.78%
Alphabet, Inc., Class C(2)	11,000	13,383,480

Media 12.09%
Altice USA, Inc., Class A(2)	2,610,000	67,364,100
Charter Communications, Inc., Class A(1)(2)(3)	200,000	77,076,000
Comcast Corp., Class A(1)	1,440,000	62,164,800
		206,604,900

Multi-Utilities 28.02%
CMS Energy Corp.(1)	571,000	33,243,620
Dominion Energy, Inc.(1)	920,000	68,346,800
DTE Energy Co.(1)	932,000	118,466,520

	SHARES	VALUE
Multi-Utilities (continued)
Infraestructura Energetica Nova SAB de CV	200,000	$770,830
National Grid PLC, Sponsored ADR	1	52
NiSource, Inc.	442,000	13,122,980
Public Service Enterprise Group, Inc.(1)	1,000,000	57,150,000
Sempra Energy(1)	840,000	113,761,200
WEC Energy Group, Inc.(1)	868,700	74,239,102
		479,101,104

Oil, Gas & Consumable Fuels 19.33%
BP PLC	725,000	4,811,286
BP PLC, Sponsored ADR	850,000	33,779,000
EOG Resources, Inc.	101,000	8,670,850
Exxon Mobil Corp.	550,000	40,898,000
Marathon Petroleum Corp.	600,000	33,834,000
Occidental Petroleum Corp.	295,000	15,151,200
ONEOK, Inc.(1)	1,100,000	77,088,000
Royal Dutch Shell PLC:
Class A	200,000	6,309,125
Class A, Sponsored ADR(1)	1,300,000	81,757,000
TC Energy Corp.	100,000	4,896,000
Williams Cos., Inc.	947,725	23,351,944
		330,546,405

Real Estate Investment Trusts (REITs) 5.64%
CoreSite Realty Corp.	40,000	4,192,400
Crown Castle International Corp.(1)	335,000	44,642,100
Equinix, Inc.(1)	85,000	42,678,500
SBA Communications Corp.	20,000	4,908,200
		96,421,200

Road & Rail 5.87%
Union Pacific Corp.(1)	558,000	100,412,100

Water Utilities 2.63%
American Water Works Co., Inc.(1)	392,000	44,993,760

Wireless Telecommunication Services 2.26%
T-Mobile US, Inc.(2)	485,000	38,669,050

TOTAL COMMON STOCKS
(Cost $1,593,360,554)		2,104,023,232

	SHARES	VALUE
LIMITED PARTNERSHIPS 2.62%
Oil, Gas & Consumable Fuels 2.62%
Bastion Energy LLC (Anglo Dutch)(4)(5)		$351,949
Enterprise Products Partners LP(1)	1,370,000	41,250,700
Talara Opportunities II, LP(2)(4)(5)(6)		3,120,850
		44,723,499

TOTAL LIMITED PARTNERSHIPS
(Cost $32,192,946)		44,723,499

	BOND RATING MOODY/S&P	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS 0.07%
Diversified Telecommunication Services 0.07%
Frontier Communications Corp., 7.125%, 01/15/2023	Caa2/CCC	$2,000,000	1,190,000

TOTAL CORPORATE BONDS
(Cost $1,940,354)			1,190,000

	SHARES	VALUE
MONEY MARKET FUNDS 0.37%
Federated Treasury Obligations Money Market Fund, 2.174% (7-Day Yield)	6,376,914	6,376,914

TOTAL MONEY MARKET FUNDS
(Cost $6,376,914)		6,376,914

TOTAL INVESTMENTS - 126.12%
(Cost $1,633,870,768)		$2,156,313,645

LEVERAGE FACILITY - (26.03%)		(445,000,000)

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.09%)		(1,617,879)

NET ASSETS - 100.00%		$1,709,695,766

(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of July 31, 2019. (See Note 2)
(2)	Non-Income Producing Security.
(3)	This security is marked to cover the unfunded commitment. (See Note 1)
(4)	Restricted security. Investment represents a non-public partnership interest and is not unitized. (See Note 3)
(5)	Security fair valued by management, pursuant to procedures approved by the Board of Trustees, using significant unobservable inputs. (See Note 1)
(6)	Represents funded portion of total outstanding commitments. See Note 1 for information on any unfunded commitments.

Common Abbreviations:

ADR - American Depositary Receipt

Co. - Company

Corp. - Corporation

Cos. - Companies

Inc. - Incorporated

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

SAB de CV - A variable rate company

See Notes to Quarterly Statement of Investments.

Notes to Quarterly Statement of Investments

July 31, 2019 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund is a diversified investment company for purpose of the 1940 Act. The Agreement and Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the NYSE American LLC (the “Exchange”) and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The Fund invests a significant portion of its total assets in securities of utility companies, which may include companies in the electric, gas, water, and telecommunications sectors, as well as other companies engaged in other infrastructure operations. This may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences affecting those sectors. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of common shares.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its Statement of Investments. The preparation of the Statement of Investments is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally, 4:00 p.m. New York time). The NAV is determined by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding.

The Board of Trustees (the “Board”) has established the following procedures for valuation of the Fund’s asset values under normal market conditions. For domestic equity securities, foreign equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of a domestic and foreign equity security not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and ask price will be used. The fair value for debt obligations is generally the evaluated mean price supplied by the Fund’s primary and/or secondary independent third-party pricing service, approved by the Board. An evaluated mean is considered to be a daily fair valuation price which may use a matrix, formula or other objective method that takes into consideration various factors, including, but not limited to: structured product markets, fixed income markets, interest rate movements, new issue information, trading, cash flows, yields, spreads, credit quality and other pertinent information as determined by the pricing services evaluators and methodologists. If the Fund’s primary and/or secondary independent third-party pricing services are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Securities, for which market quotations or valuations are not available, are valued at fair value in good faith by or at the direction of the Board. When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more non-affiliated independent broker quotes for the sale price of the portfolio security; and other relevant factors.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the Fund’s investments in the fair value hierarchy as of July 31, 2019:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$2,104,023,232	$–	$–	$2,104,023,232
Limited Partnerships	41,250,700	–	3,472,799	44,723,499
Corporate Bonds	–	1,190,000	–	1,190,000
Money Market Funds	6,376,914	–	–	6,376,914
Total	$2,151,650,846	$1,190,000	$3,472,799	$2,156,313,645

*	See Statement of Investments for industry classifications.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value	Balance as of October 31, 2018	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer in and/or (out) of Level 3	Balance as of July 31, 2019	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at 7/31/19
Limited Partnerships	$5,845,732	$—	$(2,372,933)	$—	$—	$—	$3,472,799	$(2,372,933)
Total	$5,845,732	$—	$(2,372,933)	$—	$—	$—	$3,472,799	$(2,372,933)

The table below provides additional information about the Level 3 fair value measurements as of July 31, 2019:

Investment Type	Value as of 7/31/2019	Valuation Technique*	Unobservable Input**	Amount
Limited Partnership	$351,949	Discounted Cash Flow	Discount Rate Decline Rate Discount for Lack of Marketability	12.5% 25% 15%
Limited Partnership	3,120,850	Market Multiple Approach	Commodity Price Multiple	0.77x
Total	$3,472,799

*	The fair valuation procedures used to value the Level 3 investments are in accordance with the Fund's Board-approved fair valuation policies.
**	A change in the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Decline Rate	Decrease	Increase
Discount for Lack of Marketability	Decrease	Increase
Commodity Price Multiple	Increase	Decrease

Commitments for Contingencies: As of July 31, 2019, the Fund has an unfunded capital commitment of $948,064 representing an agreement which obligates the Fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined. The unfunded commitment is fair valued by management.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the New York Stock Exchange (normally, 4:00 p.m. New York time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2. BORROWINGS

On December 8, 2016, the Fund entered into a Credit Agreement with Pershing LLC. Under the terms of the Credit Agreement, the Fund was allowed to borrow up to $330,000,000. Interest was charged at a rate of the one month LIBOR (London Interbank Offered Rate) plus 1.10%. Borrowings under the Credit Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). Borrowing commenced under the terms of the Credit Agreement on December 13, 2016. Effective January 2, 2018, the Credit Agreement with Pershing LLC, was amended to allow the Fund to increase the amount allowed to be borrowed up to $455,000,000, at an interest rate of one month LIBOR plus 1.00%. Effective June 20, 2019, the Credit Agreement was amended, the interest rate was changed to one month LIBOR plus 0.80%.

As of July 31, 2019, the amount of outstanding borrowings was $445,000,000, the interest rate was 3.02% and the amount of pledged collateral was $754,285,910.

3. RESTRICTED SECURITIES

As of July 31, 2019, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Restricted securities as of July 31, 2019 were as follows:

Description	Acquisition Date (s)	Cost	Value	Value as Percentage of Net Assets
Bastion Energy LLC (Anglo Dutch)	7/30/2015	$-	$351,949	0.02%
Talara Opportunities II, LP	8/30/2013 - 7/24/2015	4,051,936	3,120,850	0.18%
TOTAL		$4,051,936	$3,472,799	0.20%